                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(SM) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED JUNE 29, 2009
                       TO THE PROSPECTUS DATED MAY 1, 2009

This supplement describes certain miscellaneous changes to the Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the Prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

I.   MINIMUM GUARANTEED INTEREST RATE

In the "Variable Annuities" section in the second paragraph on page 22 change the sentence "The minimum interest rate depends on the year your Contract is issued but will not be less than 1%" to "The minimum interest rate depends on the date your Contract is issued but will not be less than 1%."

II.  GUARANTEED WITHDRAWAL BENEFITS

In the "Description of Enhanced Guaranteed Withdrawal Benefit" delete the second and third sentences under "Managing Your Withdrawals" on page 90 and replace with the following:

To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract owner or the Contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced.

III. OTHER CHANGES

A. In the "Classes of the Contract" section in the second paragraph on page 27 delete the first sentence in the last paragraph and replace with the following:
"If available, we
may make available an employee version of a B Class or R Class
Contract which includes a purchase payment credit feature."

B. In the "Income Payment Types" section in the paragraph on page 101 immediately prior to "Lifetime Income Annuity", delete the last sentence and replace with the following: "Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                       Telephone: (800) 638-7732 (MetLife)
PO Box 14594 (NEF)                                      (800) 435-4117 (NEF)
Des Moines, IA 50306-0342

                                       2